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                                                                    Exhibit 99.1




          FORM OF CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE

        For the Form 10-Q for the quarterly period ended June 30, 2002.


I, Brian J. Farrell, the Chief Executive Officer of THQ Inc., certify that (i) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of THQ Inc.





                                                 /s/ Brian J. Farrell
                                   ---------------------------------------------
                                        Signature of Chief Executive Officer


                                                   Brian J. Farrell
                                    --------------------------------------------
                                           Name of Chief Executive Officer

                                                   August 13, 2002
                                    --------------------------------------------
                                                        Date